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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 4, 1998




                                 PMR CORPORATION
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



     000-20488                                             23-2491707
(Commission File No.)                          (IRS Employer Identification No.)

                        501 WASHINGTON STREET, 5TH FLOOR
                           SAN DIEGO, CALIFORNIA 92103
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (619) 610-4001



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ITEM 5. OTHER EVENTS.

        On November 4, 1998, PMR Corporation, a Delaware corporation ("PMR") announced that PMR and Behavioral Healthcare Corporation, a Delaware corporation have terminated their definitive merger agreement and established a strategic relationship. PMR hereby incorporates by reference the contents of the news release filed as Exhibit 99.1 to this report.


                                       2.
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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PMR CORPORATION



Dated:  November 5, 1998               By: /s/ Mark P. Clein
                                           -------------------------------------
                                           Mark P. Clein
                                           Executive Vice President and
                                           Chief Financial Officer


                                       3.
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                                INDEX TO EXHIBITS


        99.1 News Release dated November 4, 1998.